UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 13, 2016
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APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)
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MARYLAND (Apartment Investment and Management Company)	1-13232	84-1259577
DELAWARE (AIMCO Properties, L.P.)	0-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
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(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2016, James N. Bailey resigned from the Board of Directors of Apartment Investment and Management Company (“Aimco”) and the Board of Directors of AIMCO-GP, Inc., the general partner of AIMCO Properties, L.P. Mr. Bailey’s resignation is effective July 15, 2016. A copy of Mr. Bailey’s resignation letter is filed herewith as Exhibit 99.1.
On July 13, 2016, Aimco issued a press release announcing Mr. Bailey’s resignation. A copy of the press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description
99.1 99.2	Letter from James N. Bailey, dated July 12, 2016 Press release, dated July 13, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: July 13, 2016

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
By:	/s/ Lisa R. Cohn
	Name:	Lisa R. Cohn
	Title:	Executive Vice President, General Counsel and Secretary

AIMCO PROPERTIES, L.P.
By:	AIMCO-GP, Inc., its General Partner
By:	/s/ Lisa R. Cohn
	Name:	Lisa R. Cohn
	Title:	Executive Vice President, General Counsel and Secretary